SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): January 22, 2001

CENTURA BANKS, INC.

(Exact name of registrant as specified in charter)

North Carolina	1-10646	56-1688522

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 North Church Street, Rocky Mount, North Carolina	27804

(Address of principal executive office)	(Zip code)

Registrant's telephone number, including area code:	(252) 454-4400

N/A

(Former name or former address, if changed since last report)

Item 9.	Regulation FD Disclosure

The information set forth below will be presented by representatives of Centura Banks, Inc. ("Centura") at a banking conference on January 23, 2001. The presentation will be webcast and can be viewed over the Internet at the following URL link:

http://www.veracast.com/ssb2/financial_services_2001/clientaccess/39101291.cfm

The following information comprises the visual portion of the presentation materials, substantially in the form intended to be presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTURA BANKS, INC.
Registrant

Date: January 22, 2001	By: /s/ Steven Goldstein
Steven Goldstein
Chief Financial Officer

Salomon Smith Barney
Financial Services Conference

Centura Banks, Inc.

January 23, 2001

Centura

Centura

BANKING INVESTMENTS INSURANCE

Solutions

Cautionary Statement

- A number of statements we will be making in our presentation and in the accompanying slides will be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation's ("Centura") plans, goals, objectives, expectations, projections, estimates, and intentions. These forward-looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond Centura's control). Factors that might cause such a difference include, but are not limited to: (i) competitive pressures among depository and other financial institutions may increase significantly; (ii) changes in the interest rate environment may reduce margins; (iii) general economic or business conditions, either nationally or in the states or regions in which Centura does business, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (iv) legislative or regulatory changes may adversely affect the businesses in which Centura is engaged; and (v) changes may occur in the securities markets. Centura cautions that the foregoing list of important factors is not exclusive. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in Centura's current and subsequent filings with the Securities and Exchange Commission ("SEC"). Centura does not undertake to update any forward-looking statement that may be made from time to time by or on behalf of Centura.
- In addition to the foregoing, a significant portion of the financial information presented has not been prepared based on GAAP and is derived from internal management reporting sources.
- This presentation and the accompanying slides (the "Presentation") highlight selected information about Centura. The Presentation alone does not provide all material information with respect to Centura and its operations. Accordingly, the Presentation is qualified in its entirety to the more detailed information that Centura files with the SEC. To attain a more complete understanding of Centura's business and financial condition, you should read carefully Centura's SEC filings.

Strategy & Market Overview

About Centura

Purpose → ***Make a difference*** in the lives of our customers

Strategy → *Full-line retailer of financial services*

- Understand customers and their needs
- Deliver solutions
- Develop customer loyalty

Culture → ***Have fun***, work hard, move fast, and create a different kind of company that people want to be a part of

Goal → To be ***the best bank*** in each of the markets in which we operate

Outcomes

Engaged Employees   Loyal Customers   Higher Performance

Strategic Excellence - Customer Focus

All of Centura's services and delivery channels were designed around the needs of the customer, a strategy which delivers the greatest convenience and financial freedom possible.



Checking
Loans
Savings
Leasing
Cash Mgmt
Traditional
In-Store
Call Center
Comm. Banking
Customer
Asset Mgmt
ATM
Mail Service
PC/Internet
Corporate Banking
Insurance
Capital Markets
Securities
Sales Culture
Services
Channels

Centura

Truths About North Carolina

- Three of the top 10 U.S. banks are based in NC.
- NC is the 11th most populous state in the nation.
- NC features an attractive blend of resort markets and vibrant metropolitan areas, which are mirrored in South Carolina and Virginia.
- The US Census Bureau ranks NC as the nation's 7th fastest growing population.
- NC is one of five states that accounted for 40% of all home building in 1999.

Truths About Virginia

- VA is the 12th most populous state in the nation.
- VA is projected to grow by 1.8 million people by 2025, which ranks it as the nation's 8th fastest growing state.
- The Norfolk-Virginia Beach-Newport News MSA is projected to have a 4.75% increase in total households by 2004 and a corresponding increase in household income of 16.27% over the same period.

Truths About South Carolina

- SC is the 26th most populous state in the nation.
- SC's population is projected to increase by 972,000 people by 2025 making it the 16th fastest growing US state.
- SC features strong growth markets including Florence, Myrtle Beach, and Charleston.
- Projected household income growth (1999-2004)
  - Florence MSA: 23.95%
  - Myrtle Beach MSA: 25.59%
  - Charleston MSA: 24.36%

Change In Active Residential Addresses By State From 1996 To 2000 NC Ranks Fourth With 363,015 Additional Addresses



Change
350k to 600k
200k to 350k
100k to 200k
50k to 100k
< 50k
Lost Addresses

Source: US Postal Service

Centura's Footprint

- $11.5 billion in assets
- $7.7 billion in deposits
- 241 branches
- 213 traditional   28 in-store
- 3 regional insurance offices
- 254 ATMs
- 44 Series 7 Brokers



The Triangle (28)
Greensboro (5)
Winston-Salem (5)
Charlotte (7)
Virginia
North Carolina
South Carolina
Hampton Roads (21)
Rocky Mount (8)
Greenville (3)
Fayetteville (7)
Wilmington (9)
Charleston (1)

Key Cities (# of branches)

As of December 31, 2000

Projected Household Growth
2000 To 2005
NC, SC & VA By Zip Code

Layers

- Zip Codes
- Centura Locations

Household Growth

- > 1,000
- 750 to 1,000
- 500 to 750
- 250 to 500
- < 250
- Expected Losses



Source: Claritas

Centura

Four Distinct Markets Classifications



Resort
Large Metro (150,000+)
Small Metro (50,000 - 150,000)
Community (less than 50,000)
(population)

Total Loans and Deposits

Large Metro - 32%

Small Metro - 30%

Resort - 22%

Community - 16%

Centura

Market Distribution and Profit Contribution

Approximately 72 percent of Centura's distribution and 85 percent of profit is in resort, large metro and small metro markets.



Number of Financial Centers
(% of total financial centers)
28%
30%
25%
17%
resort
large metro
small metro
community
Profit Contribution
(% of total profit)
15%
22%
26%
37%

Centura

Large Metro Markets

Primary Markets: Charlotte, Raleigh, Greensboro, Norfolk VA

Demographics:
Urban markets
Higher percentage of high net worth households
Strong growth

Strategies:
Private banking
Commercial R.E.
Small business lending



32% of total
loans and deposits

Centura

Small Metro Markets

Primary Markets: Rocky Mount, Fayetteville, Greenville NC, Florence SC

Demographics:
Diverse economies: agri-business, industrial, service, military

Strategies:
Specialty business
Local thinking and actions



30% of total loans and deposits

Resort Markets

Primary Markets:
Asheville, Pinehurst, Wilmington, Outer Banks, Myrtle Beach SC, Charleston SC

Demographics:
Broad range of ages, incomes, and housing values; retirement, strong growth

Strategies:
Business development
Small business lending
Cross selling



22% of total loans and deposits

Community Markets

Primary Markets: Ahoskie, Kinston, Roanoke Rapids, Elizabeth City

Demographics:
Agri-business and industry
Strong market share
minimal growth

Strategies:
Business development
Big bank with personal delivery
Specialty business



16% of total
loans and deposits

Centura

Centura's Profit Segment Distributions

Since 1997, Centura has been able to retain its most profitable customers while "moving" a significant number of Level 5 customers into profitable segments.



100.0
80.0
60.0
40.0
20.0
0.0
-20.0
% of Total Profit
6%
8%
12%
17%
31%
34%
24%
24%
27%
18%
1
2
3
4
5
Profit Segment
1997
2000

** Numbers at top of bars equal percentage of total households*

** Data as of November 31, 2000*

Average Household Profitability

Since 1997, Centura has increased its per household profitability by 30% to $49.64.


55.00
50.00
45.00
40.00
35.00
30.00
25.00
($ per household)
1997
1998
1999
2000*

** Data as of November 31, 2000*

Cross-Sell Results

Centura has 37 unique services to meet our customers' financial needs. We measure cross-sell by identifying the number of unique services a household owns. In other words, 5 checking accounts count as one service - checking.



3.10
3.05
3.00
2.95
2.90
2.85
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00

* Data currently unavailable for December 2000

Retention Results

Centura sets retention goals for our most valuable clients on an annual basis. We consider a profit segment 1 household as "not retained" if the 12 month rolling average value falls below a profit segment 2.



100.0%
98.0%
96.0%
94.0%
92.0%
90.0%
88.0%
86.0%
84.0%
Q1
Q2
Q3
Q4*
1999
2000

** Data as of November 31, 2000*

Keys to Centura's Ongoing Success

- Speed and agility
- Pricing discipline
- Customer focused innovation
- Engaged employees
- Focused leadership
- Patience
- Opportunistic M&A practices

Credit Profile

Credit Profile Summary

- **Over 90% of the portfolio is secured with the predominant collateral being real estate in the form of single family residential, owner occupied real estate, or non-owner occupied real estate.**
- **The portfolio represents a broad range of industries with no single sector representing more than 1.1% of total loans.**
- **There is no concentration to any one obligor as over 86% of the commercial portfolio is to borrowers with outstandings less than $1,000M and our average commercial loan is less than $150M.**

Centura's Loan Portfolio - as of 12/31/00
Total Outstanding = $7,672 million



Commercial Real Estate 21% 8.96%
Leasing 2% 9.52%
Commercial* 27% 9.05%
R/E Construction 14% 9.47%
Agricultural 2% 9.53%
Consumer 34% 9.54%

Rate (does not include loan fees)

* *Includes Business Credit Lines*

Centura

Asset Quality

Charge-offs have been relatively low excluding the Pluma charge in 1999. NPAs, in turn, have remained relatively constant over the past four years.



Annual Net-Charge Offs
0.55
0.45
0.35
0.25
0.15
0.05
(% of Avg. Loans)
1997
1998
1999
2000
Pluma



Annual NPAs
1.00
0.80
0.60
0.40
0.20
0.00
(% of Avg. Loans)
1997
1998

Financial Performance

Centura's Performance in 2000

	Q2	Q3	Q4	2000
Loans* ($)	7,604.3	7,631.2	7,713.2	7,606.2
Deposits* ($)	7,581.9	7,584.6	7,655.7	7,660.1
Net Interest Income,TE* ($)	105.7	106.6	110.0	430.0
Noninterest Income* ($)	41.0	40.2	43.3	167.9
Noninterest Expense* ($)	88.1	85.4	90.8	350.6
EPS ($)	0.72	0.85	0.90	3.37
ROA (%)	1.04	1.20	1.25	1.19
ROE (%)	13.28	15.00	15.37	15.13
Efficiency Ratio (%)	60.07	58.16	59.23	58.64
EVA* ($)	(2.7)	9.3	5.5	17.4

**Dollars in millions*
-Excludes merger-related charges

Assets and Deposits

Centura's growth in total assets has been primarily driven by steady growth in the loan portfolio. Deposit growth has been a result of growth among both interest-bearing and noninterest-bearing deposits.

Total Assets:
CAGR=10.54%



12.0
10.0
8.0
6.0
4.0
($ in billions)
92
93
94
95
96
97
98
99
00

Total Deposits:
CAGR=7.24%



8.0
7.0
6.0
5.0
4.0
($ in billions)
92
93
94
95
96
97
98
99
00

All periods have been restated for merger with Triangle Bancorp, Inc., completed 2/18/00

Net Interest Income & Noninterest Income

Despite a gradually worsening margin that has affected the industry, Centura's net interest income has increased due to our increasing loan volume. Increased focus on fee generating business lines, such as securities, has grown noninterest income.

Net Interest Income:
CAGR=10.18%



450.0
400.0
350.0
300.0
250.0
200.0
150.0
($ in millions)
92
93
94
95
96
97
98
99
00

Noninterest Income:
CAGR=10.30%



175.0
150.0
125.0
100.0
75.0
50.0
($ in millions)
92
93
94
95
96
97
98
99*
00*

All periods have been restated for merger with Triangle Bancorp, Inc., completed 2/18/00

**Excludes merger-related charges*

Centura

Net Income, EVA, & EPS

High income growth coupled with slower expense growth has allowed Centura to realize significant gains in net income, EVA, and EPS. The drop in EVA in 1999 was due to a single large charge-off.

Net Income⁺:
CAGR=16.02%



150.0
125.0
100.0
75.0
50.0
25.0
92 93 94 95* 96* 97* 98* 99* 00*

EVA⁺:
CAGR=24.77%



25.0
20.0
15.0
10.0
5.0
0.0
-5.0
93 94 95 96 97 98 99 00

EPS:
CAGR=12.63%



3.50
3.00
2.50
2.00
1.50
1.00
92 93 94 95* 96* 97* 98* 99* 00*

⁺($ in millions)

All periods have been restated for merger with Triangle Bancorp, Inc., completed 2/18/00
**Excludes merger-related charges*

Centura

Centura

BANKING INVESTMENTS INSURANCE

Solutions